UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K


                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)
January 18,2001 (January 18, 2001)



                        GLOBAL MARINE INC.
        (Exact name of registrant as specified in charter)



    Delaware                    1-5471             95-1849298
(State or other jurisdiction  (Commission      (I.R.S. Employer
incorporation or organization) file number)   identification No.)



        777 N. Eldridge Parkway,  Houston, Texas   77079-4493
       (Address of principal executive offices)    (Zip Code)




Registrant's telephone number, including area code: (281)
596-5100









ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    99.1   Global Marine Inc. News Release dated January 18,
           2001, announcing forth quarter and year-end 2000 financial results.

ITEM 9.  REGULATION FD DISCLOSURE

On January 18, 2001, Global Marine Inc. issued a news release announcing its fourth quarter and year-end 2000 financial results. The news release is included as Exhibit 99.1 to this Current
Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 9, including
Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GLOBAL MARINE INC.



Date: January 18, 2001        By:  s/Alexander A. Krezel

                                Alexander A. Krezel
                                Vice President, Corporate Secretary
                                 and Assistant General Counsel